UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2007

TELOS CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-8443	52-0880974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

19886 Ashburn Road, Ashburn, Virginia	20147-2358
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 724-3800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) Effective October 3, 2007, the Board of Directors of Telos Corporation (the “Company”) amended the Company’s Bylaws to:

•

Allow delivery of notices of meetings of the Company’s Board of Directors (the “Board”) by electronic transmission and provide that notices delivered by electronic transmission are deemed delivered when notice of transmission of the message has been received on the sender’s e-mail system;

•	Clarify that notice delivered by telephone, electronic transmission or facsimile must be delivered at least two business days before the meeting;

•	Clarify that the Chair of a Board committee must provide notice of committee meetings to members of such committee;

•

Clarify that the Chair of the Board can be an officer of the Company and that the Chief Executive Officer (or President, if there is no Chief Executive Officer) of the Company must report to the Chair of the Board; and

•	Eliminate the office of Executive Chair of the Board.

The Company also restated its Bylaws effective October 3, 2007 to include the above described amendments and a previous amendment, which lowered from two to one the number of directors necessary to comprise committees appointed by the Board.

A copy of the Company’s Amended and Restated Bylaws Effective as of October 3, 2007, which reflects the amendments described above, is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by this reference.

Section 8 – Other Events

Item 8.01.	Other Events

The Company filed a copy of its Amended and Restated Bylaws, Effective as of March 8, 2000, as Exhibit 10.104 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the “2005 Form 10-K”). The Company inadvertently omitted page 19 of the Amended and Restated Bylaws filed with the 2005 Form 10-K and has filed as Exhibit 99.1 to this Form 8-K the omitted page. The Amended and Restated Bylaws filed with the 2005 Form 10-K and page 19 filed herewith have been superseded by the Amended and Restated Bylaws Effective as of October 3, 2007 as disclosed in Item 5.03 to this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed as part of this report.

3.1	Telos Corporation Amended and Restated Bylaws Effective as of October 3, 2007

99.1	Page 19 to Telos Corporation Amended and Restated Bylaws Effective as of March 8, 2000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOS CORPORATION

Date: October 5, 2007	By:	/s/ Michele Nakazawa
Michele Nakazawa
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Telos Corporation Amended and Restated Bylaws Effective as of October 3, 2007

99.1	Page 19 to Telos Corporation Amended and Restated Bylaws Effective as of March 8, 2000